     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 27, 2004

                                                     REGISTRATION NOS.: 33-62158
                                                                        811-7700
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                      SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-1A

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     [X]
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                         POST-EFFECTIVE AMENDMENT NO. 13                     [X]
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                               [X]
                                AMENDMENT NO. 14                             [X]

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                   MORGAN STANLEY LIMITED TERM MUNICIPAL TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)
      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397
                               BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    Copy to:

           CARL FRISCHLING, ESQ.             LEONARD B. MACKEY, JR., ESQ.
    KRAMER LEVIN NAFTALIS & FRANKEL LLP         CLIFFORD CHANCE US LLP
              919 THIRD AVENUE                     200 PARK AVENUE
          NEW YORK, NEW YORK 10022            NEW YORK, NEW YORK 10166

                               ----------------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

  As soon as practicable after this Post-Effective Amendment becomes effective.

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                      Immediately upon filing pursuant to paragraph (b)
                ----
                  X   on May 28, 2004 pursuant to paragraph (b)
                ----
                      60 days after filing pursuant to paragraph (a)(1)
                ----
                      On (date) pursuant to paragraph (a)(1)
                ----
                      75 days after filing pursuant to paragraph (a)(2)
                ----
                      on (date) pursuant to paragraph (a)(2) of Rule 485.
                ----

                         If appropriate, check the following box:

                      This post-effective amendment designates a new effective
                ----
                      date for a previously filed post-effective amendment.

                               ----------------

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS
================================================================================

                                                     [MORGAN STANLEY FUNDS LOGO]




                                                                  Morgan Stanley
                                                                    Limited Term
                                                                 Municipal Trust


                     A mutual fund that seeks to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital and prescribed standards of quality and maturity








[MORGAN STANLEY LOGO]

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                                                                      Prospectus
                                                                    May 28, 2004

Contents

THE FUND

      Investment Objective................................................. 1


      Principal Investment Strategies.......................................1


      Principal Risks...................................................... 2


      Past Performance......................................................4


      Fees and Expenses.................................................... 6


      Additional Investment Strategy Information............................6


      Additional Risk Information.......................................... 7


      Fund Management...................................................... 7



SHAREHOLDER INFORMATION


      Pricing Fund Shares...................................................8


      How to Buy Shares.....................................................8


      How to Exchange Shares...............................................10


      How to Sell Shares...................................................11


      Distributions........................................................13



      Tax Consequences.....................................................14


      Additional Information...............................................15


FINANCIAL HIGHLIGHTS.......................................................16



MORGAN STANLEY FUNDS........................................Inside Back Cover






This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

The Fund

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INVESTMENT OBJECTIVE


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Morgan Stanley Limited Term Municipal Trust seeks to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital and prescribed standards of quality and maturity.

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PRINCIPAL INVESTMENT STRATEGIES

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INCOME

An investment objective having the goal of selecting securities to pay out income rather than rise in price.
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The Fund will normally invest at least 80% of its assets in intermediate-term securities that pay interest exempt from federal income taxes. This policy is fundamental and may not be changed without shareholder approval. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., generally invests the Fund's assets in municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments and their respective agencies. In deciding which securities to buy, hold or sell, the Investment Manager considers market, economic and political conditions. At least 75% of the Fund's net assets will be invested in municipal obligations with the following ratings at the time of purchase:

o municipal bonds  --      within the three highest grades by Moody's Investors
                           Service Inc. ("Moody's"), Standard & Poor's
                           Corporation ("S&P"), or Fitch IBCA, Inc. ("Fitch");


o municipal notes  --      within the two highest grades or, if not rated, have
                           outstanding bonds within the three highest grades by Moody's, S&P or Fitch; and

o municipal
  commercial paper --      within the highest grade by Moody's, S&P or Fitch.

The Fund also may invest up to 25% of its net assets in municipal securities rated within the fourth highest grade by Moody's, S&P or Fitch, or if not rated, as determined by the Investment Manager to be of comparable quality.


The municipal obligations in the Fund's portfolio will have an anticipated average dollar-weighted maturity range of seven to 10 years, with a maximum average dollar-weighted maturity of 12 years. At least 80% of the Fund's net assets will have a maturity of 15 years or less.

The Fund may invest up to 10% of its net assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.


The Fund may invest any amount of its assets in securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income. The Fund therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.


Municipal obligations typically are "general obligation" or "revenue" bonds, notes or commercial paper. General obligation securities are secured by the issuer's faith and credit, including its taxing power for payment of principal and interest. Revenue securities, however, are generally payable from a specific revenue source. They are issued to fund a wide variety of public and private projects in sectors such as public utilities, hospitals, housing, airports and highways, and educational facilities. The Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and accrue interest, but make no payments until maturity.



In addition, the Fund may invest in private activity bonds and lease obligations. Private activity bonds are issued by, or on behalf of, public authorities to finance privately operated facilities. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.



In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.


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PRINCIPAL RISKS


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There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Fund is associated with its municipal investments. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.


Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources will be insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance such projects as industrial development and pollution control facilities, also may be negatively impacted by the general credit of the user of the project. In addition, the Fund may invest in securities with the lowest investment grade rating. These securities may have speculative characteristics.


Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.



INVERSE FLOATING RATE MUNICIPAL OBLIGATIONS. The inverse floating rate municipal obligations in which the Fund may invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.



PRIVATE ACTIVITY BONDS. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund's value. The Fund's private activity bond holdings also may pay interest subject to the alternative minimum tax. See the "Tax Consequences" section for more details.



LEASE OBLIGATIONS. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation, such as the Fund, may experience difficulty in exercising their rights, including disposition of the property.



OTHER RISKS. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

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PAST PERFORMANCE

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ANNUAL TOTAL RETURNS


This chart shows how the performance of the Fund's shares has varied from year to year over the past 10 calendar years.
(end sidebar)


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The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.




ANNUAL TOTAL RETURNS -- CALENDAR YEARS



                               [BAR CHART OMITTED]



-7.95%   16.72%   3.17%    6.46%    5.10%   -1.06%  7.48%   4.34%  10.08%  4.35%

 1994     1995    1996     1997     1998     1999   2000    2001    2002   2003



Year-to-date total return as of March 31, 2004 was 0.00%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 6.78% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was --5.50% (quarter ended March 31, 1994).

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AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns assume you sold your shares at the end of each period (unless otherwise noted).
(end sidebar)



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)



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                                                              PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
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  Limited Term Municipal Trust: Return Before Taxes               4.35%           4.97%           4.69%
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  Return After Taxes on Distributions(1)                          4.35%           4.97%           4.69%
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  Return After Taxes on Distributions and Sale of Fund Shares     3.89%           4.76%           4.56%
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  Lehman Brothers Municipal Bond Index (10-year)(2)               5.71%           5.91%           6.13%
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  Lipper Intermediate Municipal Debt Funds Index(3)               4.36%           4.90%           5.01%
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(1) These returns do not reflect any tax consequences from a sale of your shares at the end of each period.

(2) The Lehman Brothers Municipal Bond Index (10-year) measures the performance of municipal bonds rated at least Baa+ by Moody's Investors Service, Inc. and with maturities ranging between 8 and 12 years. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs could lower performance. It is not possible to invest directly in an index.

(3) The Lipper Intermediate Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Municipal Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.


Included in the table above are the after-tax returns for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

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FEES AND EXPENSES


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ANNUAL FUND OPERATING EXPENSES


These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended March 31, 2004.
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The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not impose any sales charges and does not impose account or exchange fees.

ANNUAL FUND OPERATING EXPENSES


---------------------------------------------------
  Management fee                             0.50%
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  Distribution and service (12b-1) fees       None
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  Other expenses                             0.18%
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  Total annual Fund operating expenses       0.68%
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EXAMPLE


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.



The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.





                    EXPENSES OVER TIME
-----------------------------------------------------------
        1 YEAR         3 YEARS       5 YEARS       10 YEARS
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         $69            $218           $379          $847
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ADDITIONAL INVESTMENT STRATEGY INFORMATION


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This section provides additional information relating to the Fund's principal investment strategies.


DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable money market instruments when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund's ability to provide tax-exempt income and reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval except as indicated above; however, you would be notified of such changes.


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ADDITIONAL RISK INFORMATION


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This section provides additional information relating to the principal risks of investing in the Fund.



BOND INSURANCE RISK. Many of the municipal obligations the Fund invests in will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal obligations would generally be assigned a lower rating if the rating was based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer was downgraded, the ratings on the municipal obligations it insures may also be downgraded.


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FUND MANAGEMENT

(side bar)
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MORGAN STANLEY INVESTMENT ADVISORS INC.


The Investment Manager is widely recognized as a leader in the mutual fund industry and had approximately $110 billion in assets under management or administration as of April 30, 2004.
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The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Manager's address is 1221 Avenue of the Americas, New York, NY 10020.


The Fund is managed by the Municipal Fixed-Income team. Current members of the team include James F. Willison, a Managing Director of the Investment Manager, Joseph R. Arcieri, an Executive Director of the Investment Manager, and Robert
W. Wimmel, a Vice President of the Investment Manager.


The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended March 31, 2004, the Fund accrued total compensation to the Investment Manager amounting to 0.50% of the Fund's average daily net assets.

Shareholder Information

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PRICING FUND SHARES


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The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.


The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.



The Fund's portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations to determine what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund in order to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.



Short-term debt portfolio securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

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CONTACTING A FINANCIAL ADVISOR

If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
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HOW TO BUY SHARES


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You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.



To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.


When you buy Fund shares, the shares are purchased at the next share price calculated after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.




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EasyInvest (Registered Trademark)

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

MINIMUM INVESTMENT AMOUNTS


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                                                                                    MINIMUM INVESTMENT
                                                                               ----------------------------
 INVESTMENT OPTIONS                                                                 INITIAL      ADDITIONAL
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  Regular accounts                                                                  $1,000         $100
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  EasyInvest (Registered Trademark)
  (Automatically from your checking or savings account or Money Market Fund)          $100*        $100*
-----------------------------------------------------------------------------------------------------------



*     Provided your schedule of investments totals $1,000 in twelve months.



There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) certain investment programs approved by the Fund's distributor that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.


SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, and the investment amount. The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Limited Term Municipal Trust.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.


PLAN OF DISTRIBUTION The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund's distributor to pay distribution fees out of its own resources for the sale and distribution of Fund shares.

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HOW TO EXCHANGE SHARES


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PERMISSIBLE FUND EXCHANGES. You may only exchange shares of the Fund for shares of other continuously offered Morgan Stanley Funds if the Fund shares were acquired in an exchange of shares initially purchased in a Multi-Class Fund or an FSC Fund (funds subject to a front-end sales charge). In that case, the shares may subsequently be re-exchanged for shares of the same Class of any Multi-Class Fund or FSC Fund or for shares of another No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust. Of course, if an exchange is not permitted, you may sell shares of the Fund and buy another Fund's shares with the proceeds.


See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, FSC Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation. For purposes of exchanges, shares of FSC Funds are treated as Class A shares of a Multi-Class Fund.


Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.


EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.


MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.


TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.


For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.


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HOW TO SELL SHARES


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You can sell some or all of your Fund shares at any time. Your shares will be sold at the next price calculated after we receive your order to sell as described below.



OPTIONS            PROCEDURES
-----------------------------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.

                   Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
-----------------------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:
                   o your account number;
                   o the name of the Fund;
                   o the dollar amount or the number of shares you wish to sell; and
                   o the signature of each owner as it appears on the account.

OPTIONS          PROCEDURES
-----------------------------------------------------------------------------------------------------------------
By Letter        If you are requesting payment to anyone other than the registered owner(s) or that payment be
(Continued)      sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can generally obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan
                 Stanley Trust at (800) 869-NEWS for determination as to whether a particular institution is an eligible guarantor.)  A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                 Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                 A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
-----------------------------------------------------------------------------------------------------------------
Systematic       If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan  $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                 To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
-----------------------------------------------------------------------------------------------------------------


PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.



Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.



INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest (Registered Trademark) , if after 12 months the shareholder has invested less than $1,000 in the account.


However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.


MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.



--------------------------------------------------------------------------------
DISTRIBUTIONS


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TARGETED DIVIDENDS(SM)

You may select to have your Fund distributions automatically invested in another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
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The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."


Normally, income dividends are declared on each day the New York Stock Exchange is open for business and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.



Distributions are reinvested automatically in additional shares of the Fund and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

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TAX CONSEQUENCES


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As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.


You need to be aware of the possible tax consequences when:

o    The Fund makes distributions; and

o    You sell Fund shares, including an exchange to another Morgan Stanley Fund.


TAXES ON DISTRIBUTIONS. Your income dividend distributions are normally exempt from federal income taxes -- to the extent they are derived from municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.


Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.


If you borrow money to purchase shares of the Fund, the interest on the borrowed money is generally not deductible for personal income tax purposes.



If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. Under recently enacted legislation, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.



The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.



When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION


The Investment Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Fund) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of Fund shares. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).



This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in this Prospectus from the annual report, which is available upon request.




-------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED MARCH 31,                   2004           2003          2002         2001         2000
-------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period          $10.96         $10.30       $10.37         $9.96        $10.34
                                            ----------       --------     --------      --------      -------
Income (loss) from investment operations:
  Net investment income                         0.33           0.34         0.36          0.38          0.38
  Net realized and unrealized gain (loss)       0.09           0.66        (0.07)         0.41         (0.38)
                                            ----------       --------     --------      --------      -------
Total income from investment operations         0.42           1.00         0.29          0.79          0.00
                                            ----------       --------     --------      --------      -------
Less dividends from net investment income      (0.33)         (0.34)       (0.36)        (0.38)        (0.38)
                                            ----------       --------     --------      --------      -------
Net asset value, end of period                $11.05         $10.96       $10.30        $10.37         $9.96
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                   3.90%          9.81%        2.82%         8.14%         0.08%
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                        0.68%(1)       0.70%(1)     0.82%(1)      0.88%(1)      0.91%
Net investment income                           2.97%          3.08%        3.45%         3.78%         3.81%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands     $206,133        $143,939     $70,934       $55,138       $44,237
Portfolio turnover rate                           46%             31%         45%           24%            3%
-------------------------------------------------------------------------------------------------------------



+ Calculated based on the net asset value as of the last business day of the period.

(1)  Does not reflect the effect of expense offset of 0.01%.

Morgan Stanley Funds


---------------------------------------  -------------------------------------- ------------------------------------------
GLOBAL/INTERNATIONAL FUNDS               GROWTH + INCOME FUNDS                  SPECIALTY FUNDS

European Growth Fund                     Allocator Fund                         Biotechnology Fund
Fund of Funds - International Portfolio  Balanced Growth Fund                   Financial Services Trust
Global Advantage Fund                    Balanced Income Fund                   Global Utilities Fund
Global Dividend Growth Securities        Convertible Securities Trust           Health Sciences Trust
International Fund                       Dividend Growth Securities             Information Fund
International SmallCap Fund              Fund of Funds - Domestic Portfolio     Natural Resource Development  Securities
International Value Equity Fund          Fundamental Value Fund                 Real Estate Fund
Japan Fund                               Income Builder Fund                    Utilities Fund
Latin American Growth Fund               Mid-Cap Value Fund
Pacific Growth Fund                      S&P 500 Index Fund
                                         Strategist Fund                        ------------------------------------------
                                         Total Market Index Fund                TAX-FREE INCOME FUNDS
---------------------------------------  Total Return Trust
GROWTH FUNDS                             Value Fund                             California Tax-Free Daily Income Trust(MM)
                                         Value-Added Market Series -            California Tax-Free Income Fund
Aggressive Equity Fund                    Equity Portfolio                      Hawaii Municipal Trust(FSC)
American Opportunities Fund                                                     Limited Term Municipal Trust(NL)
Capital Opportunities Trust                                                     Multi-State Municipal Series Trust(FSC)
Developing Growth Securities Trust       -------------------------------------- New York Municipal Money Market
Growth Fund                              INCOME FUNDS                            Trust(MM)
KLD Social Index Fund                                                           New York Tax-Free Income Fund
Nasdaq-100 Index Fund                    Federal Securities Trust               Tax-Exempt Securities Trust
Small-Mid Special Value Fund             Flexible Income Trust                  Tax-Free Daily Income Trust(MM)
Special Growth Fund                      High Yield Securities
Special Value Fund                       Limited Duration Fund(NL)
                                         Limited Duration U.S. Treasury Trust
                                         Liquid Asset Fund(MM)
                                         Quality Income Trust
                                         U.S. Government Money Market Trust(MM)
                                         U.S. Government Securities Trust





There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are:
NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance MORGAN STANLEY FUNDS during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund or to make shareholder inquiries, please call:(800) 869-NEWS



You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
WWW.MORGANSTANLEY.COM/FUNDS



Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


TICKER SYMBOL
--------------------
DWLTX
--------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7700)

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(Copyright)  2004 Morgan Stanley


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CLF # 37993PRO-00








                                                     [MORGAN STANLEY FUNDS LOGO]




                                                                  Morgan Stanley
                                                                    Limited Term
                                                                 Municipal Trust
                                                                     37993 05/04





[MORGAN STANLEY LOGO]



                                                                      Prospectus
                                                                    May 28, 2004

STATEMENT OF ADDITIONAL INFORMATION                               MORGAN STANLEY
                                                          LIMITED TERM MUNICIPAL
                                                                           TRUST

May 28, 2004



--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The Prospectus (dated May 28, 2004) for Morgan Stanley Limited Term Municipal Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.


Morgan Stanley
Limited Term Municipal Trust
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.    Fund History ....................................................................    4

II.   Description of the Fund and Its Investments and Risks ...........................    4

        A. Classification .............................................................    4

        B. Investment Strategies and Risks ............................................    4

        C. Fund Policies/Investment Restrictions ......................................    9

III.  Management of the Fund ..........................................................   11

        A. Board of Trustees ..........................................................   11

        B. Management Information .....................................................   11

        C. Compensation ...............................................................   18

IV.   Control Persons and Principal Holders of Securities .............................   20

V.    Investment Management and Other Services ........................................   21

        A. Investment Manager .........................................................   21

        B. Principal Underwriter ......................................................   21

        C. Services Provided by the Investment Manager ................................   22

        D. Rule 12b-1 Plan ............................................................   22

        E. Other Service Providers ....................................................   23

        F. Codes of Ethics ............................................................   24

VI.   Brokerage Allocation and Other Practices ........................................   24

        A. Brokerage Transactions .....................................................   24

        B. Commissions ................................................................   24

        C. Brokerage Selection ........................................................   25

        D. Directed Brokerage .........................................................   26

        E. Regular Broker-Dealers .....................................................   26

        F. Revenue Sharing ............................................................   26

VII.  Capital Stock and Other Securities ..............................................   26

VIII. Purchase, Redemption and Pricing of Shares ......................................   27

        A. Purchase/Redemption of Shares ..............................................   27

        B. Offering Price .............................................................   28

IX.   Taxation of the Fund and Shareholders ...........................................   28

X.    Underwriters ....................................................................   31

XI.   Performance Data ................................................................   31

XII.  Financial Statements ............................................................   31

XIII. Fund Counsel ....................................................................   32

Appendix A - Morgan Stanley Investment Management Proxy Voting Policy and Procedures ..  A-1

Appendix B - Ratings of Investments ...................................................  B-1

                       GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).


     "Custodian" - The Bank of New York.


     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Financial Advisors" - Morgan Stanley authorized financial services representatives.


     "Fund" - Morgan Stanley Limited Term Municipal Trust, a registered open-end investment company.



     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.



     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.


     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


     "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.


     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.


     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.


     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------
     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on February 25, 1993 with the name Dean Witter Limited Term Municipal Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Limited Term Municipal Trust. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Limited Term Municipal Trust.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION


     The Fund is a no-load, open-end, diversified management investment company whose investment objective is to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital and prescribed standards of quality and maturity.


B. INVESTMENT STRATEGIES AND RISKS


     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."


     TAXABLE SECURITIES. The Fund may invest in taxable money market instruments. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment of proceeds of the sale of each of the Fund's shares or of portfolio securities,
(b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions.


     The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the U.S. government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Corporation ("S&P"), or AAA by Fitch IBCA, Inc. ("Fitch"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount but make no payments until maturity.

     VARIABLE RATE AND FLOATING RATE OBLIGATIONS. The Fund may invest in municipal bonds and municipal notes of the type called variable rate obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced.

     LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and financial institutions provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. The collateral value of the loaned securities will be marked-to-market daily. While such securities are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. The Fund will not lend more than 25% of the value of the net assets of the Fund. Loans will be subject to termination by the Fund, in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. The Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis.


     FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may purchase and sell futures with respect to financial instruments and municipal bond index futures. Futures may be used to seek to hedge against interest rate changes.The Fund may invest in financial futures contracts ("futures contracts") and related options thereon. These futures contracts and related options thereon may be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until on or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

     Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is usually effected by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument at the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.


     Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the contract is lost. Since the value of the option is fixed as the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract, as discussed below for futures contracts. The value of the option change is reflected in the net asset value of the particular fund holding the options.


     The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.


     Currently, futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 61/2 and 10 years, Certificates of the Government National Mortgage Association, Bank Certificates of Deposit and on a municipal bond index. The Fund may invest in interest rate futures contracts covering these types of financial instruments as well as in new types of contracts that become available in the future.


     Financial futures contracts are traded in an auction environment on the floors of several Exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each Exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the Exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin. A risk in employing futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations.

     Limitations on Futures Contracts and Options on Futures. The Commodity Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Manager has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's Prospectus or Statement of Additional Information. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.


     FUTURES. If the Fund purchases or sells futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's predictions of movements in the direction of interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. The risk of imperfect correlations may be increased by the fact that futures contracts in which the Fund may invest are taxable securities rather than tax-exempt securities. The prices of taxable securities may not move in a similar manner to prices of tax-exempt securities.


     Another risk is that the Fund's Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and the interest rates went down instead causing bond prices to rise, the Fund would lose money on the sale. Put and call options on financial futures have characteristics similar to exchange traded options.

     In addition to the risks associated with investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop.

     If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract, a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.


     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     The Fund may not enter into futures contracts or related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets. The Fund may not purchase or sell futures contracts or related options thereon if, immediately thereafter, more than one-third of the Fund's net assets would be hedged.

     Municipal Bond Index Futures. The Fund may utilize municipal bond index futures contracts for hedging purposes. The strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by a purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.


     OPTIONS. The Fund may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Fund's portfolio. The Fund may only buy options listed on national securities exchanges. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.


     Presently, there are no options on tax-exempt securities traded on national securities exchanges. The Fund will not invest in options on debt securities in the coming year or until such time as they become available on national securities exchanges.


     A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

     The Fund may only write covered call or covered put options listed on national exchanges. The Fund may not write covered options in an amount exceeding 10% of the value of the total assets of the Fund. A call option is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security or futures contract without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security or futures contract as the call written, where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same fund as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction on behalf of the Fund can be effected when the Fund so desires.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the purchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. If a put option written by the Fund is exercised, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the sale price of the underlying security plus the premiums received from the sale of the option. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.


     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur a brokerage commission upon the exercise of call options, and upon the exercise of a covered call option if the writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

     ZERO COUPON TREASURY SECURITIES. A portion of the U.S. government securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which its was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

     The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.



     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid asset held by the Fund, amount to more than 15% of its net assets.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time the Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued or delayed delivery basis it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued or delayed delivery basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.


C. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax.


     The Fund will:

     1. Seek to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital and prescribed standards of quality and maturity.

     The Fund may not:


     1. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuing operation. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. With respect to 75% of its total assets, purchase securities of any issuer if, immediately thereafter, more than 5% of the value of its total assets are in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. Government, its agencies or instrumentalities).

     3. With respect to 75% of its total assets, purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than debt securities issued, or guaranteed as to principal and interest by, the U.S. Government, its agencies and instrumentalities).


     4.   Invest in common stock.

     5. Write, purchase or sell puts, calls, or combinations thereof, except for options on futures contracts or options on debt securities.


     6. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to domestic bank obligations.


     7. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

     8. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities secured by real estate or interests therein.

     9. Purchase or sell commodities except that the Fund may purchase financial futures contracts and related options in accordance with procedures adopted by the Trustees.

     10. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any senior securities then outstanding).

     11. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets and neither such arrangements nor the purchase or sale of futures are deemed to be the issuance of a senior security as set forth in restriction 9.

     12. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money.

     13. Make loans of money or securities, except: (a) by the purchase of debt obligations; (b) by investment in repurchase agreements; and (c) by lending its portfolio securities.


     14.  Make short sales of securities.


     15. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

     16. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     17. Invest for the purpose of exercising control or management of any other issuer.

     18. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

     19. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
A. BOARD OF TRUSTEES


     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.



B. MANAGEMENT INFORMATION

     Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Fund elected Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Management Inc.

     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc.).





                               POSITION(S)    LENGTH OF
    NAME, AGE AND ADDRESS       HELD WITH       TIME
    OF INDEPENDENT TRUSTEE      REGISTRANT     SERVED*
----------------------------- ------------- ------------
Michael Bozic (63)            Trustee       Since
c/o Kramer Levin Naftalis &                 April 1994
Frankel LLP
Counsel to the Independent
Trustees
919 Third Avenue
New York, NY

Edwin J. Garn (71)            Trustee       Since
c/o Summit Ventures LLC                     January
1 Utah Center                               1993
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (70)          Trustee       Since
c/o Kramer Levin Naftalis &                 September
Frankel LLP                                 1997
Counsel to the
Independent Trustees
919 Third Avenue
New York, NY



                                                                  NUMBER OF
                                                                 PORTFOLIOS
                                                                   IN FUND
                                                                   COMPLEX
    NAME, AGE AND ADDRESS          PRINCIPAL OCCUPATION(S)        OVERSEEN         OTHER DIRECTORSHIPS HELD
    OF INDEPENDENT TRUSTEE          DURING PAST 5 YEARS**        BY TRUSTEE               BY TRUSTEE
----------------------------- --------------------------------- ------------ -----------------------------------
Michael Bozic (63)            Private investor; Director or         208      Director of Weirton Steel
c/o Kramer Levin Naftalis &   Trustee of the Retail Funds                    Corporation.
Frankel LLP                   (since April 1994) and the
Counsel to the Independent    Institutional Funds (since July
Trustees                      2003); formerly Vice Chairman
919 Third Avenue              of Kmart Corporation (December
New York, NY                  1998-October 2000), Chairman
                              and Chief Executive Officer of
                              Levitz Furniture Corporation
                              (November 1995-November
                              1998) and President and Chief
                              Executive Officer of Hills
                              Department Stores (May
                              1991-July 1995); formerly
                              variously Chairman, Chief
                              Executive Officer, President and
                              Chief Operating Officer
                              (1987-1991) of the Sears
                              Merchandise Group of Sears,
                              Roebuck & Co.

Edwin J. Garn (71)            Managing Director of Summit           208      Director of Franklin Covey (time
c/o Summit Ventures LLC       Ventures LLC; Director or                      management systems), BMW
1 Utah Center                 Trustee of the Retail Funds                    Bank of North America, Inc.
201 S. Main Street            (since January 1993) and the                   (industrial loan corporation),
Salt Lake City, UT            Institutional Funds (since July                United Space Alliance (joint
                              2003); member of the Utah                      venture between Lockheed
                              Regional Advisory Board of                     Martin and the Boeing
                              Pacific Corp.; formerly United                 Company) and Nuskin Asia
                              States Senator (R-Utah)                        Pacific (multilevel marketing);
                              (1974-1992) and Chairman,                      member of the board of various
                              Senate Banking Committee                       civic and charitable
                              (1980-1986), Mayor                             organizations.
                              of Salt Lake City, Utah
                              (1971-1974), Astronaut, Space
                              Shuttle Discovery
                              (April 12-19, 1985), and Vice
                              Chairman, Huntsman
                              Corporation (chemical company).

Wayne E. Hedien (70)          Retired; Director or Trustee of       208      Director of The PMI Group Inc.
c/o Kramer Levin Naftalis &   the Retail Funds (since                        (private mortgage insurance);
Frankel LLP                   September 1997) and the                        Trustee and Vice Chairman of
Counsel to the                Institutional Funds (since July                The Field Museum of Natural
Independent Trustees          2003); formerly associated with                History; director of various other
919 Third Avenue              the Allstate Companies                         business and charitable
New York, NY                  (1966-1994), most recently as                  organizations.
                              Chairman of The Allstate
                              Corporation (March
                              1993-December 1994) and
                              Chairman and Chief Executive
                              Officer of its wholly-owned
                              subsidiary, Allstate Insurance
                              Company (July 1989-December
                              1994).

                              POSITION(S)   LENGTH OF
    NAME, AGE AND ADDRESS      HELD WITH       TIME
   OF INDEPENDENT TRUSTEE      REGISTRANT    SERVED*
---------------------------- ------------- -----------
Dr. Manuel H. Johnson (55)   Trustee       Since
c/o Johnson Smick                          July 1991
International, Inc.
2099 Pennsylvania Avenue,
N.W.
Suite 950
Washington, D.C.

Joseph J. Kearns (61)        Trustee       Since
PMB754                                     July 2003
23852 Pacific Coast
Highway
Malibu, CA

Michael E. Nugent (68)       Trustee       Since
c/o Triumph Capital, L.P.                  July 1991
445 Park Avenue
New York, NY

Fergus Reid (71)             Trustee       Since
c/o Lumelite Plastics                      July 2003
Corporation
85 Charles Colman Blvd.
Pawling, NY



                                                                   NUMBER OF
                                                                  PORTFOLIOS
                                                                    IN FUND
                                                                    COMPLEX
    NAME, AGE AND ADDRESS          PRINCIPAL OCCUPATION(S)         OVERSEEN        OTHER DIRECTORSHIPS HELD
   OF INDEPENDENT TRUSTEE           DURING PAST 5 YEARS**         BY TRUSTEE              BY TRUSTEE
---------------------------- ----------------------------------- ------------ ---------------------------------
Dr. Manuel H. Johnson (55)   Senior Partner, Johnson Smick           208      Director of NVR, Inc. (home
c/o Johnson Smick            International, Inc., a consulting                construction); Chairman and
International, Inc.          firm; Chairman of the Audit                      Trustee of the Financial
2099 Pennsylvania Avenue,    Committee and Director or                        Accounting Foundation
N.W.                         Trustee of the Retail Funds                      (oversight organization of the
Suite 950                    (since July 1991) and the                        Financial Accounting Standards
Washington, D.C.             Institutional Funds (since July                  Board); Director of RBS
                             2003); Co-Chairman and a                         Greenwich Capital Holdings
                             founder of the Group of Seven                    (financial holding company).
                             Council (G7C), an international
                             economic commission; formerly
                             Vice Chairman of the Board of
                             Governors of the Federal
                             Reserve System and Assistant
                             Secretary of the U.S. Treasury.

Joseph J. Kearns (61)        President, Kearns & Associates          209      Director of Electro Rent
PMB754                       LLC (investment consulting);                     Corporation (equipment leasing),
23852 Pacific Coast          Deputy Chairman of the Audit                     The Ford Family Foundation,
Highway                      Committee and Director or                        and the UCLA Foundation.
Malibu, CA                   Trustee of the Retail Funds
                             (since July 2003) and the
                             Institutional Funds (since August
                             1994); previously Chairman of
                             the Audit Committee of the
                             Institutional Funds (October
                             2001-July 2003); formerly CFO
                             of the J. Paul Getty Trust.

Michael E. Nugent (68)       General Partner of Triumph              208      Director of various business
c/o Triumph Capital, L.P.    Capital, L.P., a private                         organizations.
445 Park Avenue              investment partnership;
New York, NY                 Chairman of the Insurance
                             Committee and Director or
                             Trustee of the Retail Funds
                             (since July 1991) and the
                             Institutional Funds (since July
                             2001); formerly Vice President,
                             Bankers Trust Company and BT
                             Capital Corporation (1984-1988).

Fergus Reid (71)             Chairman of Lumelite Plastics           209      Trustee and Director of certain
c/o Lumelite Plastics        Corporation; Chairman of the                     investment companies in the
Corporation                  Governance Committee and                         JPMorgan Funds complex
85 Charles Colman Blvd.      Director or Trustee of the Retail                managed by J.P. Morgan
Pawling, NY                  Funds (since July 2003) and the                  Investment Management Inc.
                             Institutional Funds (since June
                             1992).

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.

                                POSITION(S)   LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME
      MANAGEMENT TRUSTEE         REGISTRANT    SERVED*
------------------------------ ------------- -----------
Charles A. Fiumefreddo (71)    Chairman      Since
c/o Morgan Stanley Trust       of the        July 1991
Harborside Financial Center,   Board and
Plaza Two,                     Trustee
Jersey City, NJ

James F. Higgins (56)          Trustee       Since
c/o Morgan Stanley Trust                     June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ



                                                                       NUMBER OF
                                                                      PORTFOLIOS
                                                                        IN FUND
                                                                        COMPLEX
                                                                      OVERSEEN BY
   NAME, AGE AND ADDRESS OF        PRINCIPAL OCCUPATION(S) DURING     MANAGEMENT     OTHER DIRECTORSHIPS HELD BY
      MANAGEMENT TRUSTEE                   PAST 5 YEARS**               TRUSTEE                TRUSTEE
------------------------------ ------------------------------------- ------------ --------------------------------
Charles A. Fiumefreddo (71)    Chairman and Director or Trustee          208      None.
c/o Morgan Stanley Trust       of the Retail Funds (since July
Harborside Financial Center,   1991) and the Institutional Funds
Plaza Two,                     (since July 2003); formerly Chief
Jersey City, NJ                Executive Officer of the Retail
                               Funds and the TCW/DW Term
                               Trust 2003 (until September 2002).

James F. Higgins (56)          Director or Trustee of the Retail         208      Director of AXA Financial, Inc.
c/o Morgan Stanley Trust       Funds (since June 2000) and the                    and The Equitable Life
Harborside Financial Center,   Institutional Funds (since July                    Assurance Society of the United
Plaza Two,                     2003); Senior Advisor of Morgan                    States (financial services).
Jersey City, NJ                Stanley (since August 2000);
                               Director of the Distributor and Dean
                               Witter Realty Inc.; previously
                               President and Chief Operating
                               Officer of the Private Client Group
                               of Morgan Stanley (May
                               1999-August 2000), and President
                               and Chief Operating Officer of
                               Individual Securities of Morgan
                               Stanley (February 1997-May 1999).



------------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                  POSITION(S)        LENGTH OF
   NAME, AGE AND ADDRESS OF        HELD WITH            TIME
       EXECUTIVE OFFICER           REGISTRANT         SERVED*
------------------------------ ----------------- -----------------
Mitchell M. Merin (50)         President         Since May
1221 Avenue of the Americas                      1999
New York, NY

Barry Fink (49)                Vice President    Since
1221 Avenue of the Americas                      February 1997
New York, NY

Ronald E. Robison (65)         Executive Vice    Since April
1221 Avenue of the Americas    President and     2003
New York, NY                   Principal
                               Executive
                               Officer

Joseph J. McAlinden (61)       Vice President    Since July
1221 Avenue of the Americas                      1995
New York, NY

Stefanie V. Chang (37)         Vice President    Since July
1221 Avenue of the Americas                      2003
New York, NY

Francis J. Smith (38)          Treasurer and     Treasurer since
c/o Morgan Stanley Trust       Chief Financial   July 2003 and
Harborside Financial Center,   Officer           Chief Financial
Plaza Two,                                       Officer since
Jersey City, NJ                                  September
                                                 2002

Thomas F. Caloia (58)          Vice President    Since July
c/o Morgan Stanley Trust                         2003
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Mary E. Mullin (37)            Secretary         Since July
1221 Avenue of the Americas                      2003
New York, NY



   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER                        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------ ------------------------------------------------------------------------------
Mitchell M. Merin (50)         President and Chief Operating Officer of Morgan Stanley Investment
1221 Avenue of the Americas    Management Inc.; President, Director and Chief Executive Officer of the
New York, NY                   Investment Manager and Morgan Stanley Services; Chairman and Director
                               of the Distributor; Chairman and Director of the Transfer Agent; Director of
                               various Morgan Stanley subsidiaries; President of the Institutional Funds
                               (since July 2003) and President of the Retail Funds (since May 1999);
                               Trustee (since July 2003) and President (since December 2002) of the Van
                               Kampen Closed-End Funds; Trustee (since May 1999) and President (since
                               October 2002) of the Van Kampen Open-End Funds.

Barry Fink (49)                General Counsel (since May 2000) and Managing Director (since December
1221 Avenue of the Americas    2000) of Morgan Stanley Investment Management; Managing Director
New York, NY                   (since December 2000), Secretary (since February 1997) and Director
                               (since July 1998) of the Investment Manager and Morgan Stanley Services;
                               Vice President of the Retail Funds; Assistant Secretary of Morgan Stanley
                               DW; Vice President of the Institutional Funds (since July 2003); Managing
                               Director, Secretary and Director of the Distributor; previously Secretary
                               (February 1997-July 2003) and General Counsel (February 1997-April 2004)
                               of the Retail Funds; Vice President and Assistant General Counsel of the
                               Investment Manager and Morgan Stanley Services (February
                               1997-December 2001).

Ronald E. Robison (65)         Principal Executive Officer-Office of the Funds (since November 2003);
1221 Avenue of the Americas    Managing Director of Morgan Stanley & Co. Incorporated, Morgan Stanley
New York, NY                   Investment Management Inc. and Morgan Stanley; Managing Director, Chief
                               Administrative Officer and Director of the Investment Manager and Morgan
                               Stanley Services; Chief Executive Officer and Director of the Transfer
                               Agent; Managing Director and Director of the Distributor; Executive Vice
                               President and Principal Executive Officer of the Institutional Funds (since
                               July 2003) and the Retail Fund (since April 2003); Director of Morgan
                               Stanley SICAV (since May 2004); previously President and Director of the
                               Institutional Funds (March 2001-July 2003) and Chief Global Operations
                               Officer of Morgan Stanley Investment Management Inc.

Joseph J. McAlinden (61)       Managing Director and Chief Investment Officer of the Investment Manager
1221 Avenue of the Americas    and Morgan Stanley Investment Management Inc.; Director of the Transfer
New York, NY                   Agent; Chief Investment Officer of the Van Kampen Funds; Vice President
                               of the Institutional Funds (since July 2003) and the Retail Funds (since July
                               1995).

Stefanie V. Chang (37)         Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley
1221 Avenue of the Americas    Investment Management Inc. and the Investment Manager; Vice President
New York, NY                   of the Institutional Funds (since December 1997) and the Retail Funds
                               (since July 2003); formerly practiced law with the New York law firm of
                               Rogers & Wells (now Clifford Chance US LLP).

Francis J. Smith (38)          Executive Director of the Investment Manager and Morgan Stanley Services
c/o Morgan Stanley Trust       (since December 2001); previously Vice President of the Retail Funds
Harborside Financial Center,   (September 2002-July 2003), and the Investment Manager and Morgan
Plaza Two,                     Stanley Services (August 2000-November 2001) and Senior Manager at
Jersey City, NJ                PricewaterhouseCoopers LLP (January 1998-August 2000).

Thomas F. Caloia (58)          Executive Director (since December 2002) and Assistant Treasurer of the
c/o Morgan Stanley Trust       Investment Manager, the Distributor and Morgan Stanley Services;
Harborside Financial Center,   previously Treasurer of the Retail Funds (April 1989-July 2003); formerly
Plaza Two,                     First Vice President of the Investment Manager, the Distributor and Morgan
Jersey City, NJ                Stanley Services.

Mary E. Mullin (37)            Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley
1221 Avenue of the Americas    Investment Management Inc. and the Investment Manager; Secretary of the
New York, NY                   Institutional Funds (since June 1999) and the Retail Funds (since July
                               2003); formerly practiced law with the New York law firms of McDermott,
                               Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.



------------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

     In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of the Fund: A. Thomas Smith III, Sara Badler, Lou Anne D. McInnis, Carsten Otto, Marilyn K. Cranney, Joanne Doldo, Kathleen MacPeak, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.


     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2003 is shown below. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.





                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                               ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND      BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2003)                         (AS OF DECEMBER 31, 2003)
------------------------   -----------------------------------------------   -----------------------------------------------
Independent:
Michael Bozic                                   None                                          over $100,000
Edwin J. Garn                                   None                                          over $100,000
Wayne E. Hedien                                 None                                          over $100,000
Dr. Manuel H. Johnson                           None                                          over $100,000
Joseph J. Kearns(1)                             None                                          over $100,000
Michael E. Nugent                               None                                          over $100,000
Fergus Reid(1)                                  None                                          over $100,000
Interested:
Charles A. Fiumefreddo                   $50,001 - $100,000                                   over $100,000
James F. Higgins                                None                                          over $100,000



----------
(1) Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2003, Messrs. Kearns and Reid had deferred a total of $430,361 and $600,512, respectively, pursuant to the deferred compensation plan.


     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.


     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee. A Derivatives Committee was eliminated as of July 31, 2003.


     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Board of Trustees of the Fund has a separately-designated standing Audit Committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended March 31, 2004, the Audit Committee held eight meetings.

     The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid. None of the members of the Fund's Audit Committee is an "interested person," as defined under the Investment Company Act, of the Fund. Each Independent Trustee is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson.

     The Board of Trustees of each Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund`s Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund`s Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. The Fund's Governance Committee did not meet during the fiscal year ended March 31, 2004.

     The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

     There were seven meetings of the Board of Trustees of the Fund held during the fiscal year ended March 31, 2004. The Independent Trustees of the Fund also met twice during that time, in addition to the seven meetings of the full Board.

     Finally, the Boards have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended March 31, 2004, the Insurance Committee held four meetings. The Derivatives Committee was eliminated as of July 31, 2003.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.


C. COMPENSATION

     Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year so that an Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the Funds. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). With the exception of an Audit Committee Meeting, if a Board meeting and a meeting of the Independent Trustees and/or one or more Committee meetings took place on a single day, the Trustees were paid a single meeting fee by the Fund.

     Effective April 1, 2004, the Fund began an unfunded Deferred Compensation Plan (the "DC Plan") which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The Fund intends that the DC Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

     Prior to April 1, 2004, the Institutional Funds maintained a similar unfunded Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts due to be paid during the calendar year 2004 which will remain subject to the terms of the Prior DC Plan).

     The following table shows aggregate compensation paid to the Fund's Trustees from the Fund for the fiscal year ended March 31, 2004. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.

                               FUND COMPENSATION




                                         AGGREGATE
                                        COMPENSATION
NAME OF TRUSTEE                          FROM FUND
---------------                        -------------
Michael Bozic(1)(3) ................       $  471
Charles A. Fiumefreddo*(2) .........        1,367
Edwin J. Garn(1)(3) ................          471
Wayne E. Hedien(1)(2) ..............          471
James F. Higgins* ..................            0
Dr. Manuel H. Johnson(1) ...........          607
Joseph J. Kearns(1) ................          205
Michael Nugent(1)(2) ...............          550
Fergus Reid(1)(3) ..................          241



----------

(*) Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.

(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.

(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.


     The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2003. Because the Funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis. Messrs. Bozic, Fiumefreddo, Garn, Hedien, Johnson and Higgins began serving as Trustees of the Institutional Funds on July 31, 2003, and served as Trustees of the Retail Funds during the calendar year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Retail Funds on July 31, 2003, and served as Trustees of the Institutional Funds during the calendar year ended December 31, 2003. Mr. Nugent served as Trustee of both the Institutional Funds and the Retail Funds during the calendar year ended December 31, 2003.

                      CASH COMPENSATION FROM FUND COMPLEX




                                    NUMBER OF PORTFOLIOS
                                    IN THE FUND COMPLEX
                                       FROM WHICH THE        TOTAL COMPENSATION
                                      TRUSTEE RECEIVED      FROM THE FUND COMPLEX
NAME OF TRUSTEE                         COMPENSATION         PAYABLE TO TRUSTEES
---------------                    ---------------------   ----------------------
Michael Bozic ..................             208                  $164,400
Charles A. Fiumefreddo .........             208                   360,000
Edwin J. Garn ..................             208                   164,400
Wayne E. Hedien ................             208                   164,300
James F. Higgins ...............             208                         0
Dr. Manuel H. Johnson ..........             208                   228,213
Joseph J. Kearns(1) ............             209                   166,710
Michael E. Nugent ..............             208                   277,441
Fergus Reid(1) .................             209                   149,299



----------
(1) Includes amounts deferred at the election of the Trustees under the Prior DC Plan. The total amounts of deferred compensation (including interest) payable or accrued by Messrs. Kearns and Reid are $430,361 and $600,512, respectively.


     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended March 31, 2004 and by the 49 Retail Funds for the calendar year ended December 31, 2003, and the estimated retirement benefits for the Independent Trustees from the Fund as of the fiscal year ended March 31, 2004 and from the 49 Retail Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.




                                 RETIREMENT BENEFITS ACCRUED      ESTIMATED ANNUAL BENEFITS
                                       AS FUND EXPENSES              UPON RETIREMENT(1)
                                ------------------------------ -------------------------------
                                                   BY ALL                          FROM ALL
NAME OF INDEPENDENT TRUSTEE      BY THE FUND   ADOPTING FUNDS   FROM THE FUND   ADOPTING FUNDS
---------------------------     ------------- ---------------- --------------- ---------------
Michael Bozic ................. 401                $19,842            967          $47,838
Edwin J. Garn ................. 729                 35,306            961           47,877
Wayne E. Hedien ............... 790                 38,649            823           40,839
Dr. Manuel H. Johnson ......... 423                 20,125          1,420           70,050
Michael E. Nugent ............. 789                 36,265          1,269           62,646



----------
(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.



IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     As of May 6, 2004, no shareholder was known to own beneficially or of record as much as 5% of the outstanding shares of the Fund. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's Officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------
A. INVESTMENT MANAGER


     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.50% to the net assets of the Fund determined as of the close of each business day.

     For the fiscal years ended March 31, 2002, 2003 and 2004, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $283,375, $542,447 and $890,780, respectively.


     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager; the performance, fees and expenses of the Fund compared to other similar investment companies; the Investment Manager's expenses in providing the services; the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund; and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER


     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.


     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.


     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor will be paid by the Fund. These expenses include, but are not limited to charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.



     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.


     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.


D. RULE 12B-1 PLAN


     In accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act between the Fund and the Distributor (the "Plan"), the Distributor is authorized to use its own resources to finance certain activities in connection with the distribution of shares of the Fund.

     Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

     Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each fiscal quarter, a written report regarding the distribution expenses incurred on behalf of the Fund during such fiscal quarter, which report includes (1) an itemization of the types of expenses and the purposes therefore; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the Plan, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

E. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


     (2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian for the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Fund. An independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.



     (3)  AFFILIATED PERSONS


     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.



F. CODES OF ETHICS

     The Fund, the Investment Manager and Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. Brokerage Transactions


     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Options and futures transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     During the fiscal years ended March 31, 2002, 2003 and 2004, the Fund paid a total of $0, $3,800 and $10,450, respectively, in brokerage commissions. This variation resulted from an increase in the amount of new municipal issues purchased by the Fund.



B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government Agency securities, bank money instruments (i.e. certificates of deposit and bankers' acceptances) and commercial paper (not including tax-exempt municipal paper). The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended March 31, 2002, 2003 and 2004, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended March 31, 2002, 2003 and 2004, the Fund paid no brokerage commissions to an affiliated broker or dealer.


C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

     The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Fund does not reduce the management fee it pays to the Investment Manager by any amount that may be attributable to the value of such services.

     Subject to the principle of obtaining best price and execution, the Investment Manager may consider a broker-dealer's sales of shares of the Fund as a factor in selecting from among those broker-dealers qualified to provide comparable prices and execution on the Fund's portfolio transactions. The Fund does not, however, require a broker-dealer to sell shares of the Fund in order for it to be considered to execute portfolio transactions, and will not enter into any arrangement whereby a specific amount or percentage of the Fund's transactions will be directed to a broker which sells shares of the Fund to customers. The Trustees review, periodically, the allocation of brokerage orders to monitor the operation of these policies.

     The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


     During the fiscal year ended March 31, 2004, the Fund did not pay any brokerage commissions to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


     During the fiscal year ended March 31, 2004, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At March 31, 2004, the Fund did not own any securities issued by any of such issuers.

F. REVENUE SHARING

     The Investment Manager and/or the Distributor may pay compensation, out of their own resources and not as an additional charge to the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial intermediaries ("Intermediaries") in connection with the sale, distribution, retention and/or servicing of Fund shares. For example, the Investment Manager or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution-related or transfer agency/shareholder servicing fees that may be payable by the Fund or by the Distributor. The additional payments may be based on current assets, gross sales, the Fund's advisory fee or other measures as determined from time to time by the Investment Manager or the Distributor. The amount of these payments, as determined from time to time by the Investment Manager or the Distributor, may be substantial and may be different for different Intermediaries.

     These payments currently include the following amounts which are paid to Financial Advisors and Intermediaries' salespersons in accordance with the applicable compensation structure:

     (1) On sales of the Fund, an amount equal to 0.25% of the value of shares of the Fund held in Morgan Stanley DW's or the Intermediaries' accounts.

     (2) On sales (except purchases through 401(k) platforms) through Morgan Stanley DW's Partners Program:1

          o    An amount equal to 0.20% of gross sales of Fund shares; and

          o For those shares purchased beginning January 1, 2001, an annual fee in an amount up to 0.05% of the value of such Fund shares held for a one-year period or more.

     (3) An amount equal to 0.20% on the value of shares sold through 401(k) platforms.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

----------
(1) Thirteen of the largest and most well known mutual fund families are participants in Morgan Stanley DW's Partners Program, including the Morgan Stanley Funds. These fund families have greater access to Financial Advisors so that they can provide training and other presentations concerning their funds. The current participants in the Partners Program are AIM, AllianceBernstein, Davis, Dreyfus, Eaton Vance, Evergreen, Fidelity, Franklin Templeton Investments, Morgan Stanley Funds, PIMCO Advisors, Putnam, Scudder, and Van Kampen.



VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.



VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A. PURCHASE/REDEMPTION OF SHARES


     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     Transfer Agent as Agent. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     Outside Brokerage Accounts. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

     The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

     Portfolio securities (other than short-term debt securities and futures and options) are valued for the Fund by an outside independent pricing service approved by the Board of Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities. The Investment Manager will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Board of Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Board may determine to approve such recommendation or take other provisions for pricing of the Fund's portfolio securities.


     Short-term taxable debt securities with remaining maturities of 60 days or less at time of purchase are valued at amortized cost, unless the Board determines such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a marked-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Board of Trustees.


     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest price published by the commodities exchange on which they trade unless the Board of Trustees determines that such price does not reflect their fair value, in which case they will be valued at their fair market value as determined by the Board of Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------
     The Fund generally will make three basic types of distributions:
tax-exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


     Investment Company Taxation. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.


     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.


     Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Gains or losses on the Fund's transactions in listed non-equity options, futures and options on futures generally are treated as 60% long-term and 40% short-term. When the Fund engages in options and futures transactions, various tax rules may accelerate or defer recognition or certain gains and losses, change the character of certain gains or losses, or alter the holding period of other investments held by the Fund. The application of these rules would therefore also affect the amount, timing and character of distributions made by the Fund.


     In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

     All or a portion of any of the Fund's gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would reevaluate its investment objective and policies.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An obligation shall be considered a tax-exempt security only if, in the opinion of bond counsel, the interest payable thereon is exempt from federal income tax. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

     The Fund intends to invest a portion of its assets in certain "private activity bonds." As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.


     Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Under recently enacted legislation, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to

20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011. Since the Fund's income is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.

     Shareholders generally are taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any ordinary dividends.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the percentage of any distributions which constitutes an item of tax preference for purposes of the alternative minimum tax.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares normally is treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders is generally 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period. If a shareholder of the Fund receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or redemption of such share may, to the extent of such exempt-interest dividends, be disallowed.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.

     The availability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially indentical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.


     OTHER CONSIDERATIONS. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Treasury Regulations Section 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.


X. UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."



XI. PERFORMANCE DATA

--------------------------------------------------------------------------------

     For the 30-day period ended March 31, 2004, the Fund's yield was 2.47%.


     The Fund's tax-equivalent yield, based upon a maximum Federal personal income tax bracket of 35.00% for the 30-day period ended March 31, 2004 was 3.80% based upon the yield quoted above.



                            AVERAGE ANNUAL RETURNS
                          PERIOD ENDED MARCH 31, 2004




  INCEPTION
    DATE         1 YEAR      5 YEARS     10 YEARS     LIFE OF FUND
------------   ----------   ---------   ----------   -------------
  07/12/93        3.90%       4.89%        5.28%         4.81%



                            AGGREGATE TOTAL RETURNS
                          PERIOD ENDED MARCH 31, 2004




  INCEPTION
    DATE         1 YEAR       5 YEARS      10 YEARS     LIFE OF FUND
------------   ----------   -----------   ----------   -------------
  07/12/93        3.90%        26.96%       67.29%         65.46%



                       AVERAGE ANNUAL AFTER-TAX RETURNS
                          PERIOD ENDED MARCH 31, 2004




                                           INCEPTION
CALCULATION METHODOLOGY                      DATE        1 YEAR      5 YEARS     10 YEARS     LIFE OF FUND
---------------------------------------   ----------   ----------   ---------   ----------   -------------
After taxes on distributions ..........    07/12/93        3.90%       4.89%        5.28%         4.81%
After taxes on distributions and
 redemptions ..........................    07/12/93        3.63%       4.69%        5.10%         4.68%



XII. FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

     The Fund's audited financial statements for the fiscal year ended March 31, 2004, including notes thereto and the report of Deloitte & Touche LLP are herein incorporated by reference from the Fund's Annual Report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

XIII. FUND COUNSEL
--------------------------------------------------------------------------------
     Clifford Chance US LLP, located at 200 Park Avenue, New York, New York 10166 acts as the Fund's legal counsel.


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.


                                   * * * * *

APPENDIX A MORGAN STANLEY INVESTMENT MANAGEMENT
           PROXY VOTING POLICY AND PROCEDURES
--------------------------------------------------------------------------------

I. POLICY STATEMENT


     INTRODUCTION. Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES. To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     VOTING PROXIES FOR CERTAIN NON-US COMPANIES. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.


II. GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.


III. GUIDELINES


A. MANAGEMENT PROPOSALS

   1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       o  Selection or ratification of auditors.

       o  Approval of financial statements, director and auditor reports.

       o  Election of Directors.

       o Limiting Directors' liability and broadening indemnification of Directors.

       o Requirement that a certain percentage (up to 662|M/3%) of its Board's members be comprised of independent and unaffiliated Directors.

       o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       o Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

       o  General updating/corrective amendments to the charter.

       o  Elimination of cumulative voting.

       o  Elimination of preemptive rights.

       o Provisions for confidential voting and independent tabulation of voting results.

       o Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

   2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.


       Capitalization changes

       o Capitalization changes that eliminate other classes of stock and voting rights.

       o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

       o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.


       o  Proposals for share repurchase plans.


       o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.


       o  Proposals to effect stock splits.


       o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.



       Compensation


       o Director fees, provided the amounts are not excessive relative to other companies in the country or industry.


       o Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.


       o Establishment of Employee Stock Option Plans and other employee ownership plans.


       Anti-Takeover Matters


       o Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.


       o Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.


   3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.


       o Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.


       o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.


       o  Creation of "blank check" preferred stock.


       o  Changes in capitalization by 100% or more.


       o Compensation proposals that allow for discounted stock options which have not been offered to employees in general.


       o Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.


       o  Proposals to indemnify auditors.

   4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.


       Corporate Transactions


       o Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

       o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

       o Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

       o Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

          (i)        Whether the stock option plan is incentive based;

          (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

          (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.


       Anti-Takeover Provisions


       o  Proposals requiring shareholder ratification of poison pills.

       o Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.


B. SHAREHOLDER PROPOSALS


   1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

       o  Requiring auditors to attend the annual meeting of shareholders.

       o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       o Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

       o  Confidential voting.

       o  Reduction or elimination of supermajority vote requirements.


   2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

       o  Proposals that limit tenure of directors.

       o  Proposals to limit golden parachutes.

       o Proposals requiring directors to own large amounts of stock to be eligible for election.

       o  Restoring cumulative voting in the election of directors.

       o Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

       o  Proposals that limit retirement benefits or executive compensation.

       o  Requiring shareholder approval for bylaw or charter amendments.

       o Requiring shareholder approval for shareholder rights plan or poison pill.

       o  Requiring shareholder approval of golden parachutes.

       o  Elimination of certain anti-takeover related provisions.

       o  Prohibit payment of greenmail.

   3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

       o Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

       o Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

       o Proposals that require inappropriate endorsements or corporate actions.


IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES


A. PROXY REVIEW COMMITTEE

   1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

       (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

       (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

       (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

       (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.


       (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.


       (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.


       (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

APPENDIX B
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RATINGS OF INVESTMENTS
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                            MUNICIPAL BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligation; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Rating: Bonds for which the security depends upon the completion of some act of the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates a mid- range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            MUNICIPAL NOTE RATINGS

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.


                       VARIABLE RATE DEMAND OBLIGATIONS

     A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.


                           COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

     Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")


                            MUNICIPAL BOND RATINGS

     A Standard & Poor's municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.


B Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating.

Cl The rating "Cl" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                            MUNICIPAL NOTE RATINGS

     Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:

     SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

     SP-2 denotes a satisfactory capacity to pay principal and interest.


     SP-3 denotes a speculative capacity to pay principal and interest.


                           COMMERCIAL PAPER RATINGS


     Standard and Poor's commerical paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:


     Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.


A-1 indicates that the degree of safety regarding timely payments is very strong.


A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".


A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH IBCA, INC. ("FITCH")


                            MUNICIPAL BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA           Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA            Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A             Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB           Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
              Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment.
              The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or   Plus and minus signs are used with a rating symbol to indicate the relative position of
Minus (-)     a credit within the rating category. Plus and minus signs, however, are not used in the
              "AAA" category.

NR            Indicates that Fitch does not rate the specific issue.

Conditional   A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended     A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn         A rating will be withdrawn when an issue matures or is called or refinanced and, at
                  Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert        Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or
                  "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook   An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

     Speculative Grade Bond Ratings: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.


     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.


     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.




BB            Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B             Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC           Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC            Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C             Bonds are in imminent default in payment of interest or principal.

DDD           Bonds are in default on interest and/or principal payments. Such bonds are extremely

DD and D      speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or   Plus and minus signs are used with a rating symbol to indicate the relative position
Minus (-)     of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                              SHORT-TERM RATINGS


     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.


     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.


     Fitch short-term ratings are as follows:



F-1+   Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1    Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2    Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3    Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S    Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D      Default. Issues assigned this rating are in actual or imminent payment default.

LOC    The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                     MORGAN STANLEY LIMITED TERM MUNICIPAL TRUST

                             PART C OTHER INFORMATION

Item 23.            Exhibits

 (a)(1). Declaration of Trust of the Registrant, dated February 25, 1993, is incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on May 23, 1996.

    (2). Amendment to the Declaration of Trust of the Registrant, dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on June 30, 1998.

    (3). Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on May 28, 2002.

 (b). Amended and Restated By-Laws of the Registrant, dated April 24, 2003, is incorporated by reference to Exhibit b. of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on May 30, 2003.

 (c).     Not applicable.

 (d). Amended and Restated Investment Management Agreement between the Registrant and Morgan Stanley Dean Witter Advisors Inc., dated May 1, 2004, filed herein.

 (e)(1). Distribution Agreement is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on June 30, 1998.

    (2).  Omnibus Selected Dealer Agreement is incorporated by reference to
          Exhibit 5 of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on May 27, 1999.

 (f). Amended Retirement Plan for Non-Interested Directors or Trustees is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A , filed on May 27, 1999.

 (g)(1). Custody Agreement between the Registrant and The Bank of New York is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No.4 to the Registration Statement on Form N-1A, filed on May 23, 1996.

    (2). Amendment to the Custody Agreement between the Registrant and the Bank of New York is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on May 23, 1996.

    (3). Amendment, dated June 15, 2001, to the Custody Agreement of the Registrant, is incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on May 28, 2002.

    (4). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to
          Exhibit 7(d) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on May 28, 2002.

 (h)(1). Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on May 31, 2001.

    (2). Amended and Restated Services Agreement between the Registrant and Morgan Stanley Services Company Inc. is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on June 30, 1998.

 (i)(1). Opinion of Sheldon Curtis, Esq., dated June 30, 1993, is incorporated by reference to Exhibit 9(a) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on May 27, 1999.

    (2). Opinion of Lane, Altman & Owens LLP, Massachusetts Counsel, dated June 30, 1993, is incorporated by reference to Exhibit 9(a) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on May 27, 1999.


 (j).     Consent of Independent Registered Accountants, filed herein.


 (k).     Not applicable.

 (l).     Not applicable.

 (m). Amended Plan of Distribution pursuant to Rule 12b-1, dated May 1, 2004, filed herein.

 (n).     Not applicable.

 (o).     Not applicable.

 (p)(1).  Code of Ethics of Morgan Stanley Investment Management, filed herein.

    (2).  Code of Ethics of the Morgan Stanley Funds, filed herein.

 Other    Powers of Attorney of Trustees, dated January 30, 2004, filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

      None

ITEM 25. INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

      NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS                  INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------                ----------------------------------------------------------------
Mitchell M. Merin                                 President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer                Investment Management; Chairman and Director of Morgan Stanley
and Director                                      Distributors; Chairman and Director of Morgan Stanley Trust;
                                                  President, Chief Executive Officer and Director of Morgan
                                                  Stanley Services; President of the Morgan Stanley Retail Funds
                                                  and the Institutional Funds; Director of Morgan Stanley
                                                  Investment Management Inc.; Director of various Morgan Stanley subsidiaries; Trustee, President and Chief Executive Officer of
                                                  the Van Kampen Open-End Funds; President and Chief Executive
                                                  Officer of the Van Kampen Closed-End Funds.

Barry Fink                                        Managing Director and General Counsel of Morgan Stanley
Managing Director and                             Investment Management; Managing Director and Director of Morgan
Director                                          Stanley Services; Managing Director, Secretary, and Director of
                                                  Morgan Stanley Distributors; Vice President of the Morgan Stanley
                                                  Funds.

A. Thomas Smith III                               Vice President and Assistant Secretary of the Morgan Stanley
Managing Director and                             Funds.
General Counsel

Joseph J. McAlinden                               Chief Investment Officer and Managing Director of Morgan Stanley
Managing Director and                             Investment Management Inc.; Director of Morgan Stanley Trust.
Chief Investment Officer

Ronald E. Robison                                 Principal Executive Officer -- Office of the Funds; Managing
Managing Director,                                Director, Chief Administrative Officer and Director of Morgan
Chief Administrative Officer and                  Stanley Services; Chief Executive Officer and Director of Morgan
Director                                          Stanley Trust; Managing Director of Morgan Stanley Distributors;
                                                  Executive Vice President and Principal Executive Officer of the
                                                  Morgan Stanley Funds; Director of Morgan Stanley SICAV.

P. Dominic Caldecott                              Managing Director of Morgan Stanley Investment Management Inc.,
Managing Director                                 and Morgan Stanley Investment Management Limited.; Vice President
                                                  and Investment Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                                   Managing Director and Chief Administrative Officer-Investments
Managing Director and                             of Morgan Stanley Investment Management Inc.
Chief Administrative Officer-
Investments

John B. Kemp, III                                 President and Chief Executive Officer of Morgan Stanley
Executive Director                                Distributors.

Francis J. Smith                                  Executive Director of Morgan Stanley Services; Vice President
Executive Director                                and Chief Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)  Active Assets California Tax-Free Trust
(2)  Active Assets Government Securities Trust
(3)  Active Assets Institutional Government Securities Trust
(4)  Active Assets Institutional Money Trust
(5)  Active Assets Money Trust
(6)  Active Assets Tax-Free Trust
(7)  Morgan Stanley Aggressive Equity Fund
(8)  Morgan Stanley Allocator Fund
(9)  Morgan Stanley American Opportunities Fund
(10) Morgan Stanley Balanced Growth Fund
(11) Morgan Stanley Balanced Income Fund
(12) Morgan Stanley Biotechnology Fund
(13) Morgan Stanley California Tax-Free Daily Income Trust
(14) Morgan Stanley California Tax-Free Income Fund
(15) Morgan Stanley Capital Opportunities Trust
(16) Morgan Stanley Convertible Securities Trust
(17) Morgan Stanley Developing Growth Securities Trust
(18) Morgan Stanley Dividend Growth Securities Inc.
(19) Morgan Stanley European Growth Fund Inc.
(20) Morgan Stanley Federal Securities Trust
(21) Morgan Stanley Financial Services Trust
(22) Morgan Stanley Flexible Income Trust
(23) Morgan Stanley Fund of Funds
(24) Morgan Stanley Fundamental Value Fund
(25) Morgan Stanley Global Advantage Fund
(26) Morgan Stanley Global Dividend Growth Securities
(27) Morgan Stanley Global Utilities Fund
(28) Morgan Stanley Growth Fund
(29) Morgan Stanley Hawaii Municipal Trust

(30) Morgan Stanley Health Sciences Trust
(31) Morgan Stanley High Yield Securities Inc.
(32) Morgan Stanley Income Builder Fund
(33) Morgan Stanley Information Fund
(34) Morgan Stanley International Fund
(35) Morgan Stanley International SmallCap Fund
(36) Morgan Stanley International Value Equity Fund
(37) Morgan Stanley Japan Fund
(38) Morgan Stanley KLD Social Index Fund
(39) Morgan Stanley Latin American Growth Fund
(40) Morgan Stanley Limited Duration Fund
(41) Morgan Stanley Limited Duration U.S. Treasury Trust
(42) Morgan Stanley Limited Term Municipal Trust
(43) Morgan Stanley Liquid Asset Fund Inc.
(44) Morgan Stanley Mid-Cap Value Fund
(45) Morgan Stanley Multi-State Municipal Series Trust
(46) Morgan Stanley Nasdaq-100 Index Fund
(47) Morgan Stanley Natural Resource Development Securities Inc.
(48) Morgan Stanley New York Municipal Money Market Trust
(49) Morgan Stanley New York Tax-Free Income Fund
(50) Morgan Stanley Pacific Growth Fund Inc.
(51) Morgan Stanley Prime Income Trust
(52) Morgan Stanley Quality Income Trust
(53) Morgan Stanley Real Estate Fund
(54) Morgan Stanley S&P 500 Index Fund
(55) Morgan Stanley Select Dimensions Investment Series
(56) Morgan Stanley Small-Mid Special Value Fund
(57) Morgan Stanley Special Growth Fund
(58) Morgan Stanley Special Value Fund
(59) Morgan Stanley Strategist Fund
(60) Morgan Stanley Tax-Exempt Securities Trust
(61) Morgan Stanley Tax-Free Daily Income Trust

(62) Morgan Stanley Total Market Index Fund
(63) Morgan Stanley Total Return Trust
(64) Morgan Stanley U.S. Government Money Market Trust
(65) Morgan Stanley U.S. Government Securities Trust
(66) Morgan Stanley Utilities Fund
(67) Morgan Stanley Value-Added Market Series
(68) Morgan Stanley Value Fund
(69) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. None of the following persons has any position or office with the Registrant.

                                    POSITIONS AND OFFICE WITH
NAME                               MORGAN STANLEY DISTRIBUTORS
----                       ----------------------------------------------
John Schaeffer                               Director

Fred Gonfiantini           Executive Director and Financial Operations
                           Principal

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of May, 2004.

                                     MORGAN STANLEY LIMITED TERM MUNICIPAL TRUST

                                     By: /s/ Barry Fink
                                         -----------------------------------
                                             Barry Fink
                                             Vice President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 13 has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                          Title                                           Date
         ----------                          -----                                           ----
(1) Principal Executive Officer              Executive Vice President and
                                             Principal Executive Officer

By: /s/ Ronald E. Robison                                                                  5/27/04
    ---------------------------------
           Ronald E. Robison

(2) Principal Financial Officer              Chief Financial Officer

By: /s/ Francis J. Smith                                                                   5/27/04
    ---------------------------------
           Francis J. Smith

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    James F. Higgins

By: /s/ Barry Fink                                                                         5/27/04
    ---------------------------------
           Barry Fink
           Attorney-in-Fact

    Michael Bozic         Manuel H. Johnson
    Edwin J. Garn         Joseph J. Kearns
    Wayne E. Hedien       Michael E. Nugent
                          Fergus Reid

By: /s/ Carl Frischling                                                                    5/27/04
    ---------------------------------
          Carl Frischling
          Attorney-in-Fact

                   MORGAN STANLEY LIMITED TERM MUNICIPAL TRUST

                                  EXHIBIT INDEX




(d).    Amended and Restated Investment Management Agreement, dated May 1, 2004.


(j).    Consent of Independent Registered Accountants


(m). Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated May 1, 2004.

(p)(1). Code of Ethics of Morgan Stanley Investment Management

   (2). Code of Ethics of Morgan Stanley Funds

 Other. Powers of Attorney for Trustees, dated January 30, 2004.